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                           J.P. MORGAN SERIES TRUST II
                             JPMORGAN BOND PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 29, 2003
                     TO THE PROSPECTUS DATED MARCH 31, 2003



     Effective immediately, the JPMorgan Bond Portfolio (the "Portfolio") is changing its benchmark from the Citigroup Broad Investment Grade Bond Index (formerly known as the Salomon Smith Barney Broad Investment Grade Bond Index) to the Lehman Aggregate Bond Index. J.P. Morgan Investment Management Inc., the Portfolio's adviser, believes the Lehman Aggregate Bond Index is more appropriate since it more accurately reflects the Portfolio's investment strategy.

                                                                   SUP-BPPR-1203